UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street, 14th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 15, 2024, MeiraGTx Holdings plc (the “Company”) issued a press release announcing positive top-line data from the Company’s clinical bridging study of AAV-GAD for the treatment of Parkinson’s disease. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01Other Events.

Recent Developments

On October 15, 2024, the Company announced positive top-line data from the Company’s clinical bridging study of AAV-GAD (MGT-GAD-025), an investigational gene therapy for the treatment of Parkinson’s disease.

MGT-GAD-025 is a 6-month, three-arm, randomized, double-blind, sham-controlled study using AAV-GAD drug product manufactured by the Company at its wholly-owned facilities with its commercial platform process. Participants had idiopathic Parkinson’s disease, a history of levodopa responsiveness for at least 12 months, and a Unified Parkinson’s Disease Rating Scale (UPDRS) Part 3 score of ≥25 points in the “off” state. Fourteen subjects were randomized to one of three groups (high dose n=5, low dose n=5, and sham n=4).

Subjects received either AAV-GAD infused bilaterally into the subthalamic nucleus or a sham procedure in a blinded fashion. The total dose per treated participant was 7.0×1010 vg (low dose group) or 21×1010 vg (high dose group). The primary objective of the study was to evaluate the safety and tolerability of AAV-GAD, with exploratory efficacy endpoints including the mean change from baseline to Week 26 in MDS-UPDRS Part 3 (motor examination) scores in the “off” state and the Parkinson’s Disease Questionnaire (PDQ-39) score, a key patient-reported quality of life measure in Parkinson’s disease. Subjects who completed this trial may enroll in a long-term follow-up study where they will be monitored for a total of five years post-treatment.

Top-line Data Summary

●	AAV-GAD was safe and well tolerated with no serious adverse events (SAEs) related to AAV-GAD treatment.
●	At Week 26, a statistically significant 18-point average improvement from baseline in UPDRS Part 3 “off” medication score was demonstrated in the high dose group (p= 0.03), with no significant change in the sham or low dose groups.
●	Significant improvements from baseline in the disease-specific, patient-reported quality of life PDQ-39 score were demonstrated in both the high and low dose groups with no significant change in the sham group at Week 26:
o	In the high dose AAV-GAD group, the PDQ-39 score improved by 8 points from baseline (p= 0.02), the low dose group improved by 6 points from baseline (p=0.04), while the 0.2 point worsening in the sham surgery group was not statistically significant.
o	A dose response in PDQ-39 score was observed, with 100% of participants in the high dose group, 60% of participants in the low dose group, and 25% of participants in the sham surgery group reporting an improvement.
o	For the PDQ-39 score, there was a trend to significance between the high dose and sham surgery groups at 6 months (n=4 evaluable per group).

Forward Looking Statement

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the development and efficacy of AAV-GAD, plans to advance AAV-GAD into Phase 3 clinical trial and anticipated milestones regarding our clinical data, reporting of such data and the timing of results of data and regulatory matters, as well as statements that include the words “expect,” “will,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “could,” “should,” “would,” “continue,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our incurrence of significant losses; any inability to achieve or maintain profitability, raise additional capital, repay our debt obligations, identify additional and develop existing product candidates, successfully execute strategic transactions or priorities, bring product candidates to market, expansion of our manufacturing facilities and processes, successfully enroll patients in and complete clinical trials, accurately predict growth assumptions, recognize benefits of any orphan drug designations, retain key personnel or attract qualified employees, or incur expected levels of operating expenses; the impact of pandemics, epidemics, or outbreaks of infectious diseases on the status, enrollment, timing and results of our clinical trials and on our business, results of operations and financial condition; failure of early data to predict eventual outcomes; failure to obtain FDA or other regulatory approval for product candidates within expected time frames or at all; the novel nature and impact of negative public opinion of gene therapy; failure to comply with ongoing regulatory obligations; contamination or shortage of raw materials or other manufacturing issues; changes in healthcare laws; risks associated with our international operations; significant competition in the pharmaceutical and biotechnology industries; dependence on third parties; risks related to intellectual property; changes in tax policy or treatment; our ability to utilize our loss and tax credit carryforwards; litigation risks; and the other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, unless required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release of MeiraGTx Holdings plc, dated October 15, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024

MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
	Name:	Richard Giroux
	Title:	Chief Financial Officer and Chief Operating Officer

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